                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:


(MORGAN STANLEY LOGO)                        MORGAN STANLEY & CO. INCORPORATED
                                             1585 BROADWAY
                                             NEW YORK, NY  10036-8293
                                             (212) 761-4000

                                                               December 12, 2005

                             Repurchase Transaction



Reinsurance Group of America, Incorporated
1370 Timberlake Manor Parkway
Chesterfield, Missouri 63017

--------------------------------------------------------------------------------

Dear Sir/Madam:


The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between Morgan Stanley & Co. Incorporated ("MSCO") and Reinsurance Group of America, Incorporated, a Missouri corporation (the "Issuer") on the Trade Date specified below (the "Transaction"). This confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (the "Equity Definitions") are incorporated into this Confirmation.

1. All provisions contained in or incorporated by reference in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form" or the "Agreement"), will govern this Confirmation except as expressly modified below. This Confirmation, together with all other documents referring to the Agreement confirming Transactions entered into between MSCO and Issuer shall supplement, form a part of, and be subject to the ISDA Form as if MSCO and Issuer had executed the Agreement (but without any Schedule except for (i) the election of Loss and Second Method, New York law (without regard to the conflicts of law principles) as the governing law and US Dollars ("USD") as the Termination Currency, (ii) the election that subparagraph (ii) of Section 2(c) will not apply to this Transaction, and (iii) the replacement of clause (1) in Section 6(d)(i) with the clause "(1) showing in reasonable detail such calculations and specifying any amount payable under Section 6(e) (including, without limitation, providing all relevant quotations and assumptions and specifying the methodologies used in sufficient detail so as to enable the other party to replicate the calculation)".

All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below. With respect to this Transaction, the Agreement and this Confirmation shall represent the entire agreement and understanding of the parties with respect to the subject matter and terms of this Transaction and shall supersede prior or contemporaneous written or oral communications with respect thereto.

If, in relation to this Confirmation , there is any inconsistency between the Agreement, this Confirmation and the Equity Definitions that are incorporated into this Confirmation, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) this Confirmation; (ii) the Equity Definitions; and (iii) the Agreement.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 2


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

Trade Date:                                            As specified in Schedule I

Buyer:                                                 Issuer

Seller:                                                MSCO

Shares:                                                Common Stock of Issuer, par value $.01 per share (Ticker:
                                                       RGA)

Calculation Agent                                      MSCO, whose determinations and calculations in its capacity as Calculation Agent, as well as any determinations or
                                                       calculations by MSCO in any other capacity, pursuant to this
                                                       Confirmation, the Agreement and the Equity Definitions shall be made in good faith and in a commercially reasonable
                                                       manner, including, without limitation, with respect to
                                                       calculations and determinations that are made in its sole
                                                       discretion or otherwise.  In the event the Calculation Agent or MSCO makes any calculations or determinations pursuant to this Confirmation, the Agreement or the Equity Definitions, the Calculation Agent or MSCO shall promptly provide an
                                                       explanation in reasonable detail of the basis for and
                                                       determination of any determinations or calculations if
                                                       requested by the Issuer.

Daily Forward Amount                                   For each Trading Day during the Calculation Period, an amount equal to (i) a price per Share (as determined by the
                                                       Calculation Agent) equal to the 10b-18 VWAP for such Trading
                                                       Day multiplied by (ii) the number of Shares (as determined by the Calculation Agent) purchased on such Trading Day in
                                                       accordance with the parameters of Schedule I; provided that on each Trading Day in the Calculation Period MSCO shall
                                                       provide  daily reports, on a daily and cumulative basis, to
                                                       Issuer specifying the 10b-18 VWAP for such Trading Day and the number of Shares purchased by MSCO on each such Trading
                                                       Day (the "Daily Reports")

Initial Price:                                         As specified in Schedule I

10b-18 VWAP:                                           For each Trading Day during the Calculation Period, a price per share (as determined by the Calculation Agent) equal to the volume-weighted average price of the Rule 10b-18 eligible trades in the Shares for the entirety of such Trading Day as determined by reference to the screen entitled "RGA.N Equity
                                                       AQR SEC" as reported by Bloomberg L.P. ("Bloomberg") (without regard to pre-open or after hours trading outside of any
                                                       regular trading session for such Trading Day), or if such
                                                       price is not reported by Bloomberg, then as reported by
                                                       another recognized source selected by the Calculation Agent on such Trading Day.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 3


Calculation Period:                                    The period from and including the second Exchange
                                                       Business Day after the Trade Date to and including the
                                                       Valuation Date. On each Trading Day in the Calculation Period
                                                       MSCO shall purchase a number of Shares in accordance with the parameters of Schedule I.

Trading Day:                                           Any Exchange Business Day that is not a Disrupted Day

Initial Shares:                                        As specified in Schedule I

Initial Share Delivery Date:                           Three Exchange Business Days after the Trade Date.  On the
                                                       Initial Share Delivery Date, MSCO shall deliver a number of shares equal to the Initial Shares to Issuer in accordance with Section 9.4 of the Equity Definitions, with the Initial
                                                       Share Delivery Date deemed to be a "Settlement Date" for
                                                       purposes of such Section 9.4.

Prepayment:                                            Applicable

Prepayment Amount:                                     As specified in Schedule I

Commission Amount:                                     As specified in Schedule I

Prepayment Date:                                       Three Exchange Business Days after Trade Date.  On the
                                                       Prepayment Date, Issuer shall pay to MSCO the Prepayment
                                                       Amount and the Commission Amount.

Exchange:                                              The New York Stock Exchange

Related Exchange:                                      The primary exchange on which options or futures on the
                                                       relevant Shares are traded.

Market Disruption Event:                               The definition of "Market Disruption Event" in Section 6.3(a)
                                                       of the Equity Definitions is hereby amended by inserting the words "at any time on any Scheduled Trading Day during the
                                                       Calculation Period or" after the word "material," in the third line thereof.

                                                       Notwithstanding anything to the contrary in the Equity
                                                       Definitions, if any Scheduled Trading Day in the
                                                       Calculation Period is a Disrupted Day, the Calculation
                                                       Agent shall have the option in its good faith commercially reasonable judgment either (i) to determine the weighting
                                                       of each Rule 10b-18 eligible transaction in the Shares on
                                                       the relevant Disrupted Day using its commercially reasonable judgment for purposes of calculating the Forward Price, as applicable, (ii) to elect to extend the Calculation Period by a number of Scheduled Trading Days equal to the number of
                                                       Disrupted Days during the Calculation Period or (iii) to
                                                       suspend the Calculation Period, as appropriate, until the
                                                       circumstances giving rise to such suspension have ceased.
                                                       For the avoidance of doubt, if Calculation Agent elects the option described in clause (i) above, then such Disrupted
                                                       Day shall be deemed to be a Trading Day for purposes of
                                                       calculating the Settlement Amount (as defined below).

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 4


VALUATION:

Valuation Time:                                        The Scheduled Closing Time on the relevant Exchange

Valuation Date:                                        The earlier of (i) the Scheduled Valuation Date (as specified in Schedule I) and (ii) the date specified by MSCO to Issuer as the Valuation Date, subject to extension in accordance
                                                       with "Market Disruption Event" above. On the Valuation Date,
                                                       Calculation Agent shall calculate the Settlement Amount.

Settlement Amount:                                     The Prepayment Amount minus the Forward Amount minus the
                                                       Aggregate Dividend Amount plus the Aggregate Daily Adjustment
                                                       Amount

Aggregate Dividend Amount:                             The sum of all Dividend Amounts that have been calculated
                                                       with respect to this Transaction pursuant to Section 5(a)(i)
                                                       below.

Forward Amount:                                        The sum of the Daily Forward Amounts

Daily Rate:                                            An amount equal to (i) (A) USD Federal Funds target rate
                                                       (Bloomberg ticker "FDTR") minus (B) 0.60% divided by (ii) 365.

Uncovered Shares:                                      For any Exchange Business Day, a number of shares equal to the difference between (A) Initial Shares less (B) the
                                                       aggregate number of shares Seller has purchased during the
                                                       Calculation Period as of the close of the Exchange Business
                                                       Day immediately preceding such Exchange Business Day.

Daily Adjustment Amount:                               For any day, the product of (i) number of Uncovered Shares two Exchange Business Days prior to that day, multiplied by
                                                       (ii) Daily Rate, multiplied by (iii) Initial Price.

Aggregate Daily Adjustment Amount:                     The sum of the Daily Adjustment Amounts for all calendar days from and including the third Exchange Business Day after the
                                                       Trade Date, to and including the second Exchange Business Day after the last day of the Calculation Period.


SETTLEMENT TERMS:

Physical Settlement:                                   Applicable.  On the Settlement Date, if the Settlement Amount
                                                       (as defined above) is greater than zero, then MSCO shall make a cash payment to Issuer in an amount equal to the Settlement
                                                       Amount; provided, however, that Issuer may deliver to MSCO a notice by no later than 4:00 p.m. on the Exchange Business
                                                       Day immediately preceding the Settlement Date electing for
                                                       MSCO to deliver the requisite number of Refund Shares (as
                                                       defined below) in lieu of payment of the Settlement Amount.
                                                       The delivery of any Refund Shares shall be effected in
                                                       accordance with "Delivery of Refund Shares" below.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 5


                                                       On the Settlement Date, if the Settlement Amount is less
                                                       than zero, then Issuer shall make a cash payment to MSCO in an amount equal to the absolute value of the Settlement
                                                       Amount; provided, however, that Issuer may deliver to MSCO a notice by no later than 4:00 p.m. on the Exchange Business
                                                       Day immediately preceding the Settlement Date electing (i) to deliver the requisite number of Payment Shares (as defined below) in lieu of payment of the Settlement Amount and (ii)
                                                       whether such delivery shall be effected by means of a
                                                       registered offering or by means of a private placement. The delivery of any Refund Shares shall be effected in accordance with "Delivery of Payment Shares" below.

                                                       If MSCO suspends the Calculation Period pursuant to this
                                                       Confirmation, the suspension shall be treated as a Potential
                                                       Adjustment Event subject to Calculation Agent Adjustment. In the case of a suspension pursuant to Section 10, the Calculation
                                                       Agent shall make such adjustments prior to the period of
                                                       suspension, if it is practical to do so. Otherwise, and in all cases of a suspension as contemplated under "Market Disruption
                                                       Event" above, the Calculation Agent shall make such adjustments promptly following the period of suspension.

Settlement Currency:                                   USD

Settlement Date:                                       Three Exchange Business Days after the Valuation Date, or if such date is not a Clearance System Business Day or if there is a Settlement Disruption Event on such day, the immediately succeeding Clearance System Business Day on which there is no
                                                       Settlement Disruption Event.


PROCEDURE FOR DELIVERY OF SHARES:


Delivery of Refund Shares:                             If Issuer elects for MSCO to satisfy its payment obligation of the Settlement Amount by delivering Refund Shares, then on the Valuation Date, a Settlement Balance shall be established with an initial balance equal to the Settlement Amount. On a
                                                       Trading Day after the Settlement Date chosen by MSCO in good faith and in a commercially reasonable manner, MSCO shall
                                                       commence purchasing Shares for delivery to Issuer (such
                                                       Shares, "Refund Shares") which transactions shall be in
                                                       compliance with Rule 10b-18 under the Exchange Act.  At the end of each Trading Day on which MSCO purchases Refund
                                                       Shares, MSCO shall reduce the Settlement Balance by the
                                                       aggregate market value of the Shares purchased on such
                                                       Trading Day.  MSCO shall deliver the Refund Shares for each
                                                       Trading Day to Issuer on the third Exchange Business Day
                                                       after the relevant Trading Day.  MSCO shall continue
                                                       purchasing Refund Shares (in compliance with Rule 10b-18
                                                       under the Exchange Act) until the Settlement Balance has been reduced to zero.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 6


Delivery of Payment Shares:                            If Issuer elects to satisfy its payment obligation of the
                                                       Settlement Amount by delivering Payment Shares, then on the
                                                       Valuation Date a Settlement Balance shall be created with an initial balance equal to the absolute value of the Settlement
                                                       Amount.  On the Settlement Date (as adjusted pursuant to
                                                       Section 6(a) or (b) as may be the case), Issuer shall deliver to MSCO a number of shares (such shares, "Payment Shares")
                                                       rounded up to the nearest whole number  equal to the absolute value of the Settlement Balance divided by either (i) the
                                                       Private Placement Value, as defined below (if such shares are to be sold by means of a private placement) or (ii) a price per Share as determined by the Calculation Agent on the
                                                       Trading Day immediately preceding the Settlement Date (if
                                                       such shares are to be sold by means of a registered
                                                       offering).  Following the delivery of Payment Shares or any
                                                       Make-Whole Payment Shares (as defined below), MSCO shall sell all such Payment Shares or Make-Whole Payment Shares in a
                                                       commercially reasonable manner.  At the end of each Trading
                                                       Day upon which sales have been made, the Settlement Balance shall be reduced by an amount equal to the aggregate proceeds received by MSCO upon the sale of such Payment Shares or
                                                       Make-Whole Payment Shares.  If, on any Trading Day, all
                                                       Payment Shares and Make-Whole Payment Shares have been sold and the Settlement Balance has not been reduced to zero, the
                                                       Company shall (i) deliver to MSCO or as directed by MSCO on the third Exchange Business Day after such Trading Day an
                                                       additional number of Shares (the "Make-Whole Payment Shares,"
                                                       which once delivered, shall be considered to be Payment
                                                       Shares) equal to (x) the Settlement Balance as of such
                                                       Trading Day divided by (y) either (i) the Private Placement
                                                       Value (if such shares are to be sold by means of a private placement) or (ii) a price per Share as determined by the
                                                       Calculation Agent on the Trading Day immediately preceding the Settlement Date (if such shares are to be sold by means of a registered offering) or (ii) promptly deliver to MSCO cash in an amount equal to the then remaining Settlement
                                                       Balance.  This provision shall be applied successively until either the Settlement Balance is reduced to zero or the
                                                       aggregate number of Payment Shares and Make-Whole Payment
                                                       Shares equals the Share Cap (as defined below). MSCO can
                                                       only elect to deliver Payment Shares or Make-Whole Payment
                                                       Shares if the Conditions to Delivery of Payment Shares are
                                                       met on each day during the period from and including the
                                                       Valuation Date to and including the date upon which the
                                                       relevant Settlement Balance is reduced to zero. If the
                                                       Settlement Balance is zero and not all the Payment Shares or
                                                       Make-Whole Payment Shares have been sold to satisfy the
                                                       Settlement Balance, then MSCO shall promptly return the
                                                       remaining Payment Shares and/or Make-Whole Payment Shares to
                                                       Issuer.

Private Placement Value:                               The per share value to MSCO of any Payment Share or
                                                       Make-Whole Payment Share, which value shall be determined by
                                                       MSCO in a good faith commercially reasonable manner and

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 7


                                                       may be based on indicative bids from institutional "accredited investors" (as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act")).

Share Adjustments:

Method of Adjustment:                                  Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

Consequences of Merger Events:

Share-for-Share:                                       Modified Calculation Agent Adjustment

Share-for-Other:                                       Cancellation and Payment on that portion of the Other
                                                       Consideration that consists of cash; Modified Calculation
                                                       Agent Adjustment on the remainder of the Other Consideration

Share-for-Combined:                                    Component Adjustment

Determining Party:                                     Calculation Agent

Tender Offer:                                          Applicable

Consequences of Tender Offers:

Share-for-Share:                                       Modified Calculation Agent Adjustment

Share-for-Other:                                       Cancellation and Payment on that portion of the Other
                                                       Consideration that consists of cash; Modified Calculation
                                                       Agent Adjustment on the remainder of the Other Consideration

Share-for-Combined:                                    Component Adjustment

Determining Party:                                     Calculation Agent

For purposes of this Transaction, the definition of Merger Date in Section 12.1(c) shall be amended to read, "Merger
Date shall mean the Announcement Date." For purposes of this Transaction, the definition of Tender Offer Date in
Section 12.1(e) shall be amended to read, "Tender Offer Date shall mean the Announcement Date" and the number "10" in the third line of Section 12.1(d) shall be replaced with the number "20."

Composition of Combined Consideration:                 Applicable

Nationalization, Insolvency or Delisting:              Negotiated Close-out

Determining Party:                                     Calculation Agent

Additional Disruption Events:

Change in Law:                                         Applicable; provided, that Section 12.9(a)(ii)(Y) of the
                                                       Equity Definitions is deleted.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 8


Failure to Deliver:                                    Not Applicable

Insolvency Filing:                                     Applicable

Hedging Disruption:                                    Not Applicable

Increased Cost of Hedging:                             Not Applicable


Loss of Stock Borrow:                                  Applicable; provided, that Issuer hereby agrees to pay MSCO any out-of-pocket costs incurred by MSCO as a result of the stock loan rate necessary to maintain a borrowing of Shares by MSCO in connection with the Transaction exceeding 30 basis points per annum; provided further that Issuer may, but shall not be required to, pay MSCO any out-of-pocket costs incurred by MSCO if the stock loan rate necessary to maintain a
                                                       borrowing of Shares by MSCO in connection with the
                                                       Transaction equals or exceeds the Maximum Stock Loan Rate, but, for the avoidance of doubt, such failure to pay by
                                                       Issuer shall constitute an Additional Disruption Event due to
                                                       Loss of Stock Borrow.   MSCO agrees that it will seek to
                                                       obtain a borrowing of Shares at the then-prevailing market stock loan rate for the Shares.


Maximum Stock Loan Rate                                [***](1) basis points per annum

Increased Cost of Stock Borrow:                        Not Applicable
Initial Stock Loan Rate:

Determining Party:                                     MSCO

Non-Reliance:                                          Applicable

AGREEMENTS AND ACKNOWLEDGMENTS:

Regarding Hedging Activities:                          Applicable

Additional Acknowledgments:                            Applicable

3.  [Reserved.]

4.  [Reserved.]

5. (a) Dividends. (i) For any Ex-Dividend Date prior to the Settlement Date, the "Dividend Amount" with respect to such Ex-Dividend Date shall be equal to the product of (A) $0.09 multiplied by (B) Seller's Short Position as of the Trading Day immediately preceding the relevant Ex-Dividend Date. "SELLER'S SHORT POSITION" means, at any time before the settlement in whole of this Transaction, the number of Shares constituting MSCO's net short position in relation to the Transaction at such time, as determined by the Calculation Agent. "EX-DIVIDEND DATE" shall mean February 3, May 3, August 3 or November 3 of any year,


----------

(1) [***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                           Page 9


provided, however, that if Issuer declares a quarterly cash dividend that has an ex-dividend date that is different than February 3, May 3, August 3 or November 3, then such different date shall be an Ex-Dividend Date; provided, further, that if Issuer has not declared a quarterly cash dividend in the relevant quarter, then one of February 3, May 3, August 3 or November 3, whichever date falls within the quarter in question, shall be deemed an Ex-Dividend Date for the purposes of this Transaction.

         (ii) Any cash dividend declared by the issuer that either (A) is not a regularly scheduled quarterly cash dividend or (B) is a regularly scheduled quarterly cash dividend that exceeds $0.09 per Share shall constitute an Additional Termination Event with this Transaction as the only "Affected Transaction" and Issuer as the sole Affected Party.

         (b) For the avoidance of doubt, this Transaction shall be deemed to be a "Share Forward Transaction" for purposes of the Equity Definitions.

         (c) The Issuer may elect in its sole discretion to terminate this Transaction ("Optional Termination") at any time upon at least two Scheduled Trading Days' notice to MSCO specifying the date of such termination, in which event the Transaction will terminate and the Optional Termination shall constitute an Additional Termination Event with this Transaction as the only "Affected Transaction" and, notwithstanding Section 6(b) of the Agreement, the Early Termination Date being the effective date of the notice delivered by Issuer pursuant to this section 5(c). For purposes of Section 6(e) of the Agreement, MSCO shall be the sole Affected Party.

6.  Conditions to Delivery of Payment Shares.

Issuer may only deliver Payment Shares and Make-Whole Shares subject to satisfaction of the following conditions:

         (a) If Issuer timely elects to deliver Payment Shares and Make-Whole Shares (the "Settlement Shares") by means of a registered offering, the following provisions shall apply:

                  (i) On the later of (A) the Trading Day following the Issuer's election to deliver Payment Shares and any Make-Whole Shares by means of a registered offering (the "REGISTRATION NOTICE DATE"), and (B) the date on which the Registration Statement is declared effective by the SEC (the "REGISTERED SHARE DELIVERY DATE"), the Issuer shall deliver to MSCO the Payment Shares on the Trading Day immediately prior to the applicable Registered Share Delivery Date. For the avoidance of doubt, the Registered Share Delivery Date shall be deemed to be the Settlement Date if this Section 6(a) shall apply.

                  (ii) Promptly following the Registration Notice Date, the Issuer shall file with the SEC a registration statement ("REGISTRATION STATEMENT") covering the public resale by MSCO of the Payment Shares and any Make-Whole Shares (collectively, the "REGISTERED SECURITIES") on a continuous or delayed basis pursuant to Rule 415 (or any similar or successor rule), if available, under the Securities Act; provided that no such filing shall be required pursuant to this paragraph (ii) if the Issuer shall have filed a similar registration statement with unused capacity at least equal to the Settlement Amount and such registration statement has been declared by the SEC on or prior to the Registration Notice Date and no stop order is in effect with respect to such registration statement as of the Registration Notice Date. The Issuer shall use its reasonable best efforts to have such Registration Statement declared effective by the SEC as promptly as possible. MSCO shall provide, by a reasonable time in advance, such information regarding MSCO and its affiliates as shall be required or reasonably requested by Issuer in the Registration Statement or Prospectus.

                  (iii) Promptly following the Registration Notice Date, and provided that Morgan Stanley shall execute and delivery an appropriate confidentiality agreement that is reasonably satisfactory to the

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:               Account Number:                          Page 10


         Issuer, the Issuer shall afford MSCO a reasonable opportunity to conduct a due diligence investigation with respect to the Issuer customary in scope for underwritten offerings of equity securities (including, without limitation, the availability of senior management to respond to questions regarding the business and financial condition of the Issuer and the right to have made available to MSCO for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by MSCO), and MSCO shall be reasonably satisfied in all material respects with the results of such due diligence investigation of the Issuer. For the avoidance of doubt, the Issuer shall not have the right to deliver Shares pursuant to Section 6(a)(i) above (and the conditions to delivery of Payment Shares specified in this Section 6 shall not be satisfied) until MSCO is satisfied in all material respects with the results of such due diligence investigation of the Issuer.

                  (iv) From, the effectiveness of the Registration Statement until all Registered Securities have been sold by MSCO (but in no event, for more than two years from the date of this Confirmation), the Issuer shall, at the request of MSCO, make available to MSCO a printed prospectus relating to the Registered Securities in form and substance (including, without limitation, any sections describing the plan of distribution) reasonably satisfactory to MSCO (a "PROSPECTUS", which term shall include any prospectus supplement thereto), in such quantities as Morgan shall reasonably request.


                  (v) The Issuer shall use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus and, if any such order is issued, to obtain the lifting thereof as soon thereafter as is possible. If the Issuer concludes that the Registration Statement, the Prospectus or any document incorporated therein by reference contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading, the Issuer shall as promptly as practicable file any required document and prepare and furnish to MSCO a reasonable number of copies of such supplement or amendment thereto as may be necessary so that the Prospectus, as thereafter delivered to the purchasers of the Registered Securities will not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not misleading; provided, that the Issuer may suspend the effectiveness of the Registration Statement and use of the Prospectus by written notice to MSCO for such periods as it deems necessary or appropriate, in its good faith judgment (each such period, a "Suspension Period") if an event occurs and is continuing as a result of which the Registration Statement may, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or if the board of directors of the Issuer determines in good faith that a Suspension Period is in the best interests of the Issuer.

                  (vi) On or prior to the Registered Share Delivery Date, the Issuer shall enter into an agreement (a "TRANSFER AGREEMENT") with MSCO (or any affiliate of MSCO designated by MSCO) in connection with the public resale of the Registered Securities, substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance reasonably satisfactory to MSCO (or such affiliate), which Transfer Agreement shall (without limitation of the foregoing):

                           (A) contain provisions substantially similar to those
                  contained in such underwriting agreements relating to the indemnification of, and contribution in connection with the liability of, MSCO and its affiliates,

                           (B) provide for delivery to MSCO (or such affiliate)
                  of customary opinions (including, without limitation, accounting comfort letters, opinions or beliefs relating to the due authorization, valid issuance and fully paid and non-assessable nature of the Registered Securities and the lack of material misstatements and omissions in the Registration Statement, the Prospectus and the Issuer's filings under the Exchange Act); and



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Reference Number:               Account Number:                          Page 11


                           (C) provide for the payment by the Issuer of all fees
                  and expenses in connection with such resale customarily borne by an issuer, including all registration costs and all reasonable fees and expenses of counsel for MSCO (or such affiliate), excluding underwriting or brokerage discounts and commissions.

                  (vii) If the number of Shares covered by the Registration Statement is less than the number of Registered Securities required to be delivered pursuant to this Section 6(a) and the provisions of "Delivery of Payment Shares" in Section 2 above, the Issuer shall, at the request of MSCO, file additional registration statement(s) to register the sale of all Registered Securities required to be delivered to MSCO.

                  (viii) The Issuer shall cooperate with MSCO and use its reasonable best efforts to take any other action necessary to effect the intent of the provisions set forth in this Section 6(a).

         (b) If Issuer timely elects to deliver Settlement Shares by means of a private placement, the following provisions shall apply:


                      (i) all Settlement Shares shall be delivered to MSCO (or any affiliate of MSCO designated by MSCO) pursuant to the exemption from the registration requirements of the Securities Act provided by
         Section 4(2) thereof;

                      (ii) MSCO and any potential purchaser of any such shares from MSCO (or any affiliate of MSCO designated by MSCO) identified by MSCO shall have been afforded a reasonable opportunity to conduct a due diligence investigation with respect to Issuer customary in scope for private placements of equity securities (including, without limitation, the right to have made available to them for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by them), and Issuer shall not disclose material non-public information in connection with such due diligence investigation; and

                      (iii) an agreement (a "PRIVATE PLACEMENT AGREEMENT") shall have been entered into between Issuer and MSCO (or any affiliate of MSCO designated by MSCO) in connection with the private placement of such Settlement Shares by Issuer to MSCO (or any such affiliate) and the private resale of such shares by MSCO (or any such affiliate), substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance reasonably satisfactory to MSCO and the Issuer, which Private Placement Agreement shall include, without limitation, provisions substantially similar to those contained in such private placement purchase agreements relating to the eligibility of the placement of such Settlement Shares for an exemption from registration under the Securities Act, including, without limitation, appropriate representations, warranties, covenants and agreements of MSCO, the indemnification of, and contribution in connection with the liability of, MSCO and its affiliates, and shall provide for the payment by Issuer of all fees and expenses in connection with such resale, including all reasonable fees and expenses of one counsel for MSCO but not including any underwriter or broker discounts and commissions, and shall contain representations, warranties and agreements of Issuer and MSCO reasonably necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales.

                      (iv) If Issuer elects to deliver Payment Shares to satisfy its payment obligation of the Settlement Amount, neither Issuer nor MSCO shall take or cause to be taken any action that would make unavailable either (i) the exemption set forth in Section 4(2) of the Securities Act for the sale of any Payment Shares or Make-Whole Payment Shares by Issuer to MSCO or (ii) an exemption from the registration requirements of the Securities Act reasonably acceptable to MSCO for resale of Settlement Shares by MSCO.



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            (c) The provisions of Section 6(b) shall apply to any then-current
Settlement Balance if (i) on any given day, Issuer cannot satisfy any of the conditions of Section 6(a) or (ii) for a period of at least ten (10) consecutive Exchange Business Days, MSCO has been reasonably advised by its counsel that it is inadvisable to effect sales of Registered Securities.

            (d) If the Settlement Amount is less than zero and Issuer elects to deliver Payment Shares to satisfy its payment obligation of the Settlement Amount, then, if necessary, Issuer shall use its commercially reasonable efforts to cause the number of authorized but unissued shares of Common Stock to be increased to an amount sufficient to permit Issuer to fulfill its obligations "Delivery of Payment Shares" above.

            (e) If Issuer elects to deliver Settlement Shares, MSCO agrees to uses commercially reasonable efforts to effect sales of such Shares pursuant to a registered offering or private placement, as applicable, pursuant to Section 6(a) or 6(b) at commercially reasonable prices in light of the market conditions and circumstances of Issuer at the time of such sale.

            (f) Notwithstanding anything to the contrary contained herein, Issuer shall have the right cancel its election to satisfy its payment obligation of the Settlement Amount (or the then remaining balance thereof) by delivering Payment Shares or Make-Whole Payment Shares at any time before the Settlement Balance has been reduced to zero (such right, the "Issuer Settlement Cancellation Right") by delivering notice to MSCO on any Scheduled Trading Day. If Issuer exercises the Issuer Settlement Cancellation Right, (i) MSCO shall sell any Payment Shares or Make-Whole Payment Shares (if any) that it has an obligation to sell as of the time of receiving notice of Issuer's exercise of its Issuer Settlement Cancellation Right, (ii) MSCO shall reduce the Settlement Balance by the amount realized in such sale of such Payment Shares or Make-Whole Payment Shares and (iii) Issuer shall make a cash payment to MSCO in an amount equal to remaining Settlement Balance.


7. Certain Payments and Deliveries by MSCO. Notwithstanding anything to the contrary herein, or in the Equity Definitions, if at any time:

         (i) an Early Termination Date occurs and MSCO would be required to make a payment pursuant to Sections 6(d) and 6(e) of the Agreement,

         (ii) a Tender Offer occurs and MSCO would be required to make a payment pursuant to Sections 12.3 and 12.7 of the Equity Definitions,

         (iii) a Merger Event occurs and MSCO would be required to make a payment pursuant to Sections 12.2 and 12.7 of the Equity Definitions,

         (iv) an Additional Disruption Event occurs and MSCO would be required to make a payment pursuant to Sections 12.8 and 12.9 of the Equity Definitions, or

         (v) a Nationalization, Insolvency or Delisting occurs and MSCO would be required to make a payment pursuant to Section 12.6 of the Equity Definitions,


then in lieu of such payment, MSCO shall deliver to Issuer, at the time such payment would have been due and in the manner provided under "Physical Settlement" in the Equity Definitions, a number of Shares (or, in the case of a Merger Event, common equity securities of the surviving entity) equal to the quotient obtained by dividing (A) the amount that would have been so payable by
(B) the fair market value per Share (or per unit of such common equity security) of the Shares (or units) so delivered, as determined by the Calculation Agent in a commercially reasonable manner. The Calculation Agent hereby agrees to provide the parties with a reasonably detailed statement of its calculation hereunder.



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8. Certain Payments and Deliveries by Issuer. Notwithstanding anything to the contrary herein, or in the Equity Definitions, if at any time:

         (i) an Early Termination Date occurs and Issuer would be required to make a payment pursuant to Sections 6(d) and 6(e) of the Agreement,

         (ii) a Tender Offer occurs and Issuer would be required to make a payment pursuant to Sections 12.3 and 12.7 of the Equity Definitions,

         (iii) a Merger Event occurs and Issuer would be required to make a payment pursuant to Sections 12.2 and 12.7 of the Equity Definitions,

         (iv) an Additional Disruption Event occurs and Issuer would be required to make a payment pursuant to Sections 12.8 and 12.9 of the Equity Definitions, or

         (v) a Nationalization, Insolvency or Delisting occurs and Issuer would be required to make a payment pursuant to Section 12.6 of the Equity Definitions (any such payment described in Sections 8(i), (ii), (iii),
         (iv) or (v) above, an "Early Settlement Payment"),


then Issuer shall have the option, in lieu of making such cash payment, to settle its payment obligations under Sections 8(i), (ii), (iii), (iv) or (v) above in Shares (such Shares, the "Early Settlement Shares"). The provisions of "Delivery of Payment Shares" in Section 2 above shall apply to the delivery of Early Settlement Shares as if the relevant Early Settlement Amount was the "Settlement Amount" and the Early Settlement Shares were "Payment Shares." In order to elect to deliver Early Settlement Shares, (i) Issuer must notify MSCO of its election by no later than 4 p.m. on the date that is three Exchange Business Days before the date that the Early Settlement Payment is due, (ii) must specify whether such Early Settlement Shares are to be sold by means of a registered offering or by means of a private placement and (iii) the conditions described in Section 6 above must be satisfied as if the Early Settlement Shares were "Payment Shares" and any additional Shares Issuer delivers to reduce the settlement balance to zero in connection with this Section 8 were "Make-Whole Payment Shares".

9. Special Provisions for Merger Events. Notwithstanding anything to the contrary herein or in the Equity Definitions, to the extent that an Announcement Date for a potential Merger Transaction occurs during the term of this Transaction and such Announcement Date does not cause this Transaction to terminate in whole under the provisions of "Extraordinary Event" in paragraph 2 above:

         (a) As soon as practicable following the public announcement of such potential Merger Transaction, Issuer shall provide MSCO with written notice of such announcement;

         (b) Promptly after request from MSCO, Issuer shall provide MSCO with written notice specifying (i) Issuer's average daily Rule 10b-18 Purchases (as defined in Rule 10b-18) during the three full calendar months immediately preceding the Announcement Date that were not effected through MSCO or its affiliates and (ii) the number of Shares purchased pursuant to the proviso in Rule 10b-18(b)(4) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for the three full calendar months preceding the Announcement Date. Such written notice shall be deemed to be a certification by Issuer to MSCO that such information is true and correct. Issuer understands that MSCO will use this information in calculating the trading volume for purposes of Rule 10b-18; and

         (c) MSCO in its good faith commercially reasonable judgment may extend the Calculation Period to account for any reduction in the number of Shares that could be purchased on each day during the Calculation Period in compliance with Rule 10b-18 following the Announcement Date.

      "Merger Transaction" means any merger, acquisition or similar transaction involving a recapitalization of Issuer as contemplated by Rule 10b-18(a)(13)(iv) under the Exchange Act.



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Reference Number:               Account Number:                          Page 14


10. MSCO Adjustments. In the event that MSCO reasonably determines in good faith that it is appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by MSCO, and including, without limitation, Rule 10b-18, Rule 10b-5, Regulation M and Regulation 14E under the Exchange Act, collectively, the "Requirements"), for MSCO to refrain from purchasing Shares or to purchase fewer than the number of Shares MSCO would otherwise purchase on any Trading Day during the duration of this Transaction, then MSCO may determine that the Calculation Period be suspended and, if appropriate, extended with regard to any Requirements. MSCO shall notify the Issuer upon the exercise of MSCO's rights pursuant to this Section 10 and shall subsequently notify the Issuer on the day MSCO reasonably believes that the circumstances giving rise to such exercise have changed; provided, however, that MSCO's notice shall not specify, and MSCO shall not otherwise communicate to the Issuer, the reason for MSCO's election to suspend the Calculation Period. If the Calculation Period is suspended pursuant to this Section 10, at the end of such suspension MSCO shall determine the number of Trading Days remaining in the Calculation Period, as appropriate, and the terms of this Transaction shall be equitably adjusted as set forth above under "Physical Settlement."

11.  Covenants.

(a) The Issuer covenants and agrees:

              (i)(a) that it will not treat this Transaction, any portion hereof, or any obligation hereunder as giving rise to any interest income or other inclusions of ordinary income; (b) it will not treat the delivery of any portion of the Shares or cash to be delivered pursuant to this Transaction as the payment of interest or ordinary income; (c) it will treat this Transaction in its entirety as a forward contract for the delivery of such Shares or cash; and (d) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding) that is inconsistent with the obligations contained in (a) through (c). Notwithstanding the preceding sentence, Issuer may take any action or position required by law, provided that Issuer delivers to MSCO an opinion of counsel, nationally recognized as expert in Federal tax matters and acceptable to Issuer, to that effect;

              (ii) that during the term of this Confirmation, neither it nor any of its affiliates (other than affiliates which do not constitute "affiliated purchasers" within the meaning of Rule 10b-18 under the Exchange Act) shall directly or indirectly (which shall be deemed to include the writing or purchase of any cash-settled derivative instrument) purchase Shares (or any security convertible into or exchangeable for Shares) without the prior written approval of MSCO (except for any purchases which do not constitute "Rule 10b-18 purchases" within the meaning of the Exchange Act), which approval shall not be unreasonably withheld or delayed, or take any other action that would cause the purchase by MSCO of any Shares in connection with this Confirmation not to comply with Rule 10b-18 under the Exchange Act (assuming for the purposes of this paragraph that such Rule were otherwise applicable to such purchases);

              (iii) to comply with all laws, rules and regulations applicable to it (including, without limitation, the Securities Act and the Exchange Act) in connection with the transactions contemplated by this Confirmation;

              (iv) that it is not relying, and has not relied, upon MSCO or any of its representatives or advisors with respect to the legal, accounting, tax or other implications of this Confirmation and that it has conducted its own analyses of the legal, accounting, tax and other implications of this Confirmation. Issuer understands and acknowledges that MSCO and its affiliates may from time to time effect transactions for their own account or the account of customers and hold positions in securities or options on securities of the Issuer and that MSCO and its affiliates may continue to conduct such transactions during the term of this Confirmation, to the extent permitted by applicable law or regulation; and


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      (v) that if at any time the Issuer concludes that either it or any of its affiliates will be taking any action that would cause Regulation M under the Securities Exchange Act of 1934, as amended ("Regulation M"), to be applicable to any purchases of Shares, during the Calculation Period , including any offering by the Issuer or any of its affiliates of securities for which the Issuer's common stock would constitute a "covered security" for purposes of Regulation M (which may include an offering of shares of Common Stock (or a security convertible or exercisable into or exchangeable for such shares or for which the Shares are a reference security (as defined in Regulation M)), then the Issuer agrees that it will, on not less than one Scheduled Trading Day's written notice, direct MSCO not to purchase Shares in connection with this Confirmation during the anticipated "restricted period" (as defined in Regulation M) of such an offering (the "Suspension Period"); provided, that the parties agree that such Suspension Period may, at the Issuer's direction, include a period of up to ten days prior and five days subsequent to such Suspension Period upon notice from the Issuer that the representations in
Section 12(a)(i) and Section 12(a)(ii) are accurate and complete as of such date; and provided further, that MSCO shall keep any notice hereunder from the Issuer confidential. If on any Scheduled Trading Day Issuer delivers such written notice (and confirms by telephone) by 8:30 a.m. New York Time (the "Notification Time"), then such notice shall be effective to suspend the Calculation Period as of such Notification Time. In the event that Issuer delivers notice and/or confirms by telephone after the Notification Time, then the Calculation Period shall be suspended effective as of 8:30 a.m. New York Time on the following Scheduled Trading Day or as otherwise required by law or agreed between Issuer and MSCO. The Calculation Period shall be suspended in accordance with, and MSCO shall have all of the rights under, Section 10 of this Confirmation, including (for the avoidance of doubt), but not limited to, the right to treat any suspension of the Calculation Period as a Potential Adjustment Event subject to Calculation Agent Adjustment.

(b) MSCO covenants and agrees:

      (i) with respect to the purchase of any Shares in connection with this Confirmation to make any such purchase in a manner that, based on the representations and warranties set forth herein and any other information provided to MSCO by Issuer, would meet the requirements of the safe harbor under the provisions of Rule 10b-18 as if such purchases were made by Issuer; provided, however, that it is understood and agreed that MSCO will not be obligated to comply with this paragraph if an Extraordinary Event or an Additional Termination Event occurs that, in any such case, an Early Termination Date occurs with respect to any portion of this Transaction; and

      (ii) MSCO will comply with all laws, rules and regulations applicable to it (including, without limitation, the Securities Act and the Exchange Act) in connection with the transactions contemplated by this Confirmation.

      (iii) MSCO will ensure that any employee of MSCO or any affiliate or agent who is involved, directly or indirectly, in executing any purchases and sales of Shares in connection with this Confirmation (the "Trading Employees") will not communicate, directly or indirectly, with any employee or representative of the Issuer at any time while this Confirmation is in effect, except for the required Daily Reports.

      (iv) MSCO agrees that it shall maintain reasonable policies and procedures, taking into consideration the nature of its business, to ensure that Trading Employees shall not be in possession of any material nonpublic information regarding the Issuer or the Shares at all relevant times beginning the date hereof through and including the Valuation Date.

12. Representations, Warranties and Acknowledgments.

(a) Issuer hereby represents and warrants to MSCO that:

          (i) as of the date hereof, Issuer (A) is not in possession of any material, non-public information with respect to Issuer or any of its securities, and is entering into this Confirmation in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Exchange Act and (B) agrees not to alter or deviate from the terms of this Confirmation or enter into or alter a corresponding or hedging transaction or

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position with respect to the Shares (including, without limitation, with respect to any securities convertible or exchangeable into the Shares) during the term of this Confirmation;

          (ii) the transactions contemplated by this Confirmation have been duly authorized by the board of directors of Issuer;

          (iii) Issuer is not entering into this Confirmation to facilitate a distribution of the Shares (or any security convertible into or exchangeable for Shares) in a manner that would violate the Securities Act or the Exchange Act or in connection with a future issuance of securities except that this shall not apply to any issuance pursuant to any employee benefit or dividend reinvestment plan, any existing exercisable, convertible or exchangeable securities, or to any other publicly disclosed transaction;

          (iv) Issuer is not entering into this Confirmation in order to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress the price of the Shares (or any security convertible into or exchangeable for Shares); and

          (v) Issuer is as of the date hereof, and after giving effect to the transactions contemplated hereby will be, Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date
(A) the present fair market value (or present fair saleable value) of the assets of Issuer is not less than the total amount required to pay the liabilities of Issuer on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) Issuer is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business,
(C) assuming consummation of the transactions as contemplated by this Confirmation, Issuer is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (D) Issuer is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuer is engaged and (E) Issuer is not a defendant in any civil action that could reasonably be expected to result in a judgment that Issuer is or would become unable to satisfy.

(b) MSCO hereby represents and warrants to, and covenants and agrees with, Issuer that:

      (i) MSCO is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and a "qualified institutional buyer" as that term is defined in Rule 144A(a) under the Securities Act as of the date of this Confirmation and was not organized for the specific purpose of acquiring the Securities;

      (ii) With respect to any Payment Shares or Make-Whole Shares (collectively, the "Settlement Shares"), MSCO would acquire such shares for its own account and not with a view to or for distribution in a manner that would violate the Securities Act; provided, however, that by making the representations herein, MSCO does not agree to hold any such Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time (including pursuant to a registered offering, if effected pursuant hereto); provided, further, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act;

      (iii) MSCO acknowledges that it (A) has been furnished with or has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Settlement Shares, (B) has had an opportunity to ask questions and receive answers from the Issuer regarding the terms and conditions of the Transaction, (C) has had access to information about the Issuer and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, (D) can bear the economic risk of a total loss of its investment in the Settlement Shares and (E) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Settlement Shares; provided, however, that the representation made by MSCO in this Section 12(b)(iii) shall not have any effect on whether

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Issuer has satisfied the conditions listed in Section 6(a)(iii) or Section
6(b)(iii) if Issuer elects to settle its payment obligation of the Settlement Amount by delivering Payment Shares or Make-Whole Payment Shares (if any). Neither such inquiries nor any other due diligence investigations conducted by Seller or its advisors, if any, or its representatives shall limit, modify, amend or affect the Issuer's representations and warranties contained in this Confirmation and Seller's right to rely thereon;

      (iv) Except to the extent any Settlement Shares are registered for resale as contemplated hereby, MSCO understands that the Settlement Shares would be offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Issuer is relying upon the truth and accuracy of, and MSCO's compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of MSCO set forth herein in order to determine the availability of such exemptions and the eligibility of MSCO to acquire the Settlement Shares;

      (v) MSCO is not entering into this Confirmation to facilitate a distribution of the Shares (or any security convertible into or exchangeable for Shares) in a manner that would violate the Securities Act or the Exchange Act or in connection with a future issuance of securities;

      (vi) MSCO is not entering into this Confirmation in order to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress the price of the Shares (or any security convertible into or exchangeable for Shares); however, as a result of entering into this Confirmation, MSCO may engage in significant purchase activity in the Shares;

      (vii) MSCO has implemented reasonable policies and procedures, taking into consideration the nature of its business, to ensure that individuals making investment decisions would not violate laws prohibiting trading on the basis of material nonpublic information. Such individuals shall not be in possession of material nonpublic information at all relevant times beginning the date hereof through and including the Valuation Date.

      (viii) MSCO is as of the date hereof, and after giving effect to the transactions contemplated hereby will be, Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date
(A) the present fair market value (or present fair saleable value) of the assets of MSCO is not less than the total amount required to pay the liabilities of MSCO on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) MSCO is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business,
(C) assuming consummation of the transactions as contemplated by this Confirmation, MSCO is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (D) MSCO is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which MSCO is engaged and (E) MSCO is not a defendant in any civil action that could reasonably be expected to result in a judgment that MSCO is or would become unable to satisfy.

(c) MSCO and Issuer each hereby acknowledges that any transactions by MSCO in the Shares will be undertaken by MSCO, as the case may be, as principal for its own account. All of the actions to be taken by MSCO in connection with this Confirmation, shall be taken by MSCO independently and without any advance or subsequent consultation with the Issuer.

13. Acknowledgements of Issuer Regarding Hedging and Market Activity.

(a) Issuer agrees, understands and acknowledges that:

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                        (i) MSCO and its affiliates also may be active in the
                  market for the Shares other than in connection with trading activities in relation to the transactions contemplated by this Confirmation; and

                        (ii) any market activities of MSCO and its affiliates
                  with respect to the Shares may affect the market price and volatility of the Shares, as well as the 10b-18 VWAP, each in a manner that may be adverse to Issuer; provided, that in connection with the trading activities contemplated by this Confirmation, MSCO shall use commercially reasonable efforts to minimize impact on the market price of the Shares; however, as a result of entering into this Confirmation, MSCO may engage in significant purchase activity in the Shares.

14. Indemnification.

      (a) Issuer will indemnify and hold MSCO harmless against any losses, claims, damages, expenses or liabilities to which it may become subject in connection with any matter referred to in this Confirmation, except to the extent that any such loss, claim, damage, expense or liability results from (i) the negligence, intentional misconduct or bad faith of MSCO in effecting the transactions which are the subject of this Confirmation; (ii) MSCO's breach of any covenant under this Confirmation; or (iii) the purchase of any Shares in connection with this Confirmation unless the loss, claim, damage or liability in connection therewith results from Issuer's breach of this Confirmation. The indemnity obligations of Issuer under this Section 14 shall be in addition to any liability which Issuer may otherwise have, shall extend upon the same terms and conditions to any affiliate of MSCO and the partners, directors, officers, agents, employees and controlling persons (if any), as the case may be, of MSCO and any such affiliate and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of Issuer, MSCO, any such affiliate and any such person. The foregoing provisions shall survive any termination or completion of this Confirmation. For the purposes of this Section 14, the term "MSCO" shall include MSCO and its affiliates.

      (b) Subject to Section 14(c), the indemnity obligations of Issuer under
Section 14(a) (each, an "OBLIGATION") shall be paid in cash.

      (c) In connection with any Obligation, Issuer may elect to satisfy such Obligation by delivering Shares to MSCO (such Shares, the "Indemnity Shares") by notifying MSCO of such election within one Trading Day of being informed by MSCO that such Obligation is due and payable. The provisions of "Delivery of Payment Shares" in Section 2 above shall apply to such a share settlement of an Obligation as if the relevant Obligation was the "Settlement Amount" and the Indemnity Shares were "Payment Shares." In order to elect to deliver Indemnity Shares, Issuer must (i) specify whether such Indemnity Shares are to be sold by means of a registered offering or by means of a private placement and (ii) the conditions described in Section 6 above must be satisfied as if the Indemnity Shares were "Payment Shares" and any additional Shares Issuer delivers to reduce the settlement balance to zero in connection with this Section 8 were "Make-Whole Payment Shares".

15. The parties hereto agree and acknowledge that MSCO is a "financial participant" within the meaning of Section 101(22) of Title 11 of the United States Code (the "Bankruptcy Code"). The parties hereto further agree and acknowledge that this Transaction is either (i) a "securities contract" as such term is defined in Section 741(7) of the Bankruptcy Code, in which case each payment and delivery made pursuant to this Transaction is a "settlement payment", as such term is defined in Section 741(8) of the Bankruptcy Code, and that MSCO is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 546(e) and 555 of the Bankruptcy Code, or (ii) a "swap agreement", as such term is defined in Section 101(53B) of the Bankruptcy Code, in which case each party is a "swap participant", as such term is defined in
Section 101(53C) of the Bankruptcy Code, and that MSCO is entitled to the protections afforded by, among other sections, Sections 362(b)(17), 546(g) and 560 of the Bankruptcy Code.

16. Except as required by law or judicial or administrative process, or as requested by a regulatory authority or self-regulatory organization, each party hereto agrees to keep this Confirmation, and the transactions contemplated hereby and thereby confidential. In the event disclosure is permitted pursuant to the preceding

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:                Account Number:                         Page 19

sentence, the disclosing party shall (i) provide prior notice of such disclosure to the other party, (ii) use reasonable efforts to minimize the extent of such disclosure and (iii) comply with all reasonable requests of the other party to minimize the extent of such disclosure. Notwithstanding the foregoing, effective from the date of commencement of discussions concerning the Transaction, the Issuer and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Issuer relating to such tax treatment and tax structure.

17. Treatment in Bankruptcy; No Setoff; No Collateral.

      (a) In the event Issuer becomes the subject of proceedings ("BANKRUPTCY PROCEEDINGS") under the U.S. Bankruptcy Code or any other applicable bankruptcy or insolvency statute from time to time in effect, any rights or claims of MSCO hereunder in respect of this transaction shall rank for all purposes no higher than, but on a parity with, the rights or claims of holders of Shares, and MSCO hereby agrees that its rights and claims hereunder shall be subordinated to those of all parties with claims or rights against Issuer (other than common stockholders) to the extent necessary to assure such ranking. Without limiting the generality of the foregoing, after the commencement of Bankruptcy Proceedings, the claims of MSCO hereunder shall for all purposes have rights equivalent to the rights of a holder of a percentage of the Shares equal to the aggregate amount of such claims (the "CLAIM AMOUNT") taken as a percentage of the sum of (i) the Claim Amount and (ii) the aggregate fair market value of all outstanding Shares on the record date for distributions made to the holders of such Shares in the related Bankruptcy Proceedings. Notwithstanding any right it might otherwise have to assert a higher priority claim in any such Bankruptcy Proceedings, MSCO shall be entitled to receive a distribution solely to the extent and only in the form that a holder of such percentage of the Shares would be entitled to receive in such Bankruptcy Proceedings, and, from and after the commencement of such Bankruptcy Proceedings, MSCO expressly waives (i) any other rights or distributions to which it might otherwise be entitled in such Bankruptcy Proceedings in respect of its rights and claims hereunder and (ii) any rights of setoff it might otherwise be entitled to assert in respect of such rights and claims.

      (b) Notwithstanding any provision of this Confirmation or any other agreement between the parties to the contrary, neither the obligations of Issuer nor the obligations of MSCO hereunder are secured by any collateral, security interest, pledge or lien.

18. Share Cap. Notwithstanding any other provision of this Confirmation to the contrary, in no event shall Issuer be required to deliver to MSCO a number of Shares that exceeds the Share Cap (as specified in Schedule I), subject to reduction by the number of Shares delivered hereunder by the Issuer on any prior date.

19. Assignment. The rights and duties under this Confirmation may not be assigned or transferred by any party hereto without the prior written consent of the other party hereto.

20. Account Details:

      Account for Payments to MSCO:                    Citibank, NY
                                                       ABA #021-000-089 A/C Morgan Stanley, NY
                                                       A/C 388-90774
                                                       For further credit to Customer Account 3315851

      Account for Payments to Issuer:                  To be provided by Issuer

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:                Account Number:                         Page 20

21. Governing law: The laws of the state of New York.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us by facsimile to the number provided on the attached facsimile cover page.

Confirmed as of the date first written above:

REINSURANCE GROUP OF AMERICA, INCORPORATED             MORGAN STANLEY & CO. INCORPORATED

By:  /s/ TODD C. LARSON                                By:  /s/ JOHN ROBERTS
     ------------------------------                         ------------------------------
     Name:  Todd C. Larson                                  Name:  John Roberts
     Title: Senior Vice President,                          Title: Managing Director
            Controller & Treasurer

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:                Account Number:                         Page 21

                                   Schedule I

This Schedule I, dated December 12, 2005, may be amended and/or superseded from time to time by both mutual agreement of both parties.

1. On each Trading Day during the Calculation Period, MSCO shall use commercially reasonable efforts to purchase Shares, using ordinary principles of best execution (and using commercially reasonable means to minimize impact on the market price of the Shares; however, the Issuer acknowledges that as a result of entering into this Confirmation, MSCO may engage in significant purchase activity in the Shares, subject to the terms hereof), in accordance with the following instructions:

        OPENING REPORTED MARKET TRANSACTION IN THE SHARES             DAILY REPURCHASE AMOUNT
                      (THE "OPENING PRICE")
                          [***](2)                                              [***](2)
                          [***](2)                                              [***](2)

On any day, if the Issuer notifies MSCO that the representations in Section 12(a)(i) and Section 12(a)(ii) are accurate and complete as of such date, it may, in its sole discretion, amend or modify the foregoing table by written notice to MSCO from time to time, in which event such table, as so amended or modified, shall immediately take effect and supplant and replace the previous such table; provided, that the parties agree that the Issuer shall not have and shall not exercise any authority, influence or control over any purchases of Shares by MSCO pursuant to this Confirmation, except as otherwise provided in this Schedule I.

2. For the purposes of this Transaction, the following terms shall have the following values/meanings:

(a)   The Trade Date shall be December 12, 2005

(b)   The Initial Price equals $47.43

(c)   The Initial Shares equal 1,600,000

(d)   The Prepayment Amount equals USD 75,888,000

(e)   The Commission Amount equals [***](2) multiplied by the Initial Shares

(f)   The Scheduled Valuation Date shall be April 25, 2006

(g) The Share Cap shall mean the number of authorized but unissued shares of the Issuer that are not reserved for future issuance on the date of this Schedule I minus the maximum number of Shares required to be delivered to third parties if Issuer elected to settle all of its obligations in connection with all transactions in the Shares (other than Transactions in the Shares under this Confirmation) with all third parties that are then currently outstanding and unexercised.

----------

(2) [***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                        FOIA CONFIDENTIAL TREATMENT REQUESTED BY
                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

Reference Number:                Account Number:                         Page 22

AGREED AND ACKNOWLEDGED (as of the date listed above)

REINSURANCE GROUP OF AMERICA, INCORPORATED

/s/ Todd C. Larson
--------------------------------------
Name: Todd C. Larson
Title Senior Vice President, Controller & Treasurer


MORGAN STANLEY & CO. INC.

/s/ John Roberts
--------------------------------------
Name: John Roberts
Title Managing Director